UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

May 8, 2013
Date of Report (Date of earliest event reported)

COMMUNITY PARTNERS BANCORP
(Exact name of registrant as specified in its charter)

New Jersey	000-51889	20-3700861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

766 Shrewsbury Avenue, Tinton Falls, New Jersey		07724
(Address of principal executive offices)		(Zip Code)

(732) 389-8722 Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.07               Submission of Matters to a Vote of Security Holders.

(d)           At the annual meeting of shareholders on May 8, 2013, Community Partners Bancorp (the “Company”) conducted a non-binding advisory vote on the issue of the frequency of holding future non-binding advisory votes on the compensation of the Company's named executive officers ("Say on Pay"). A majority of the votes cast by shareholders, on an advisory basis, at this meeting were in favor of holding an annual Say on Pay vote. In accordance with this shareholder vote, the Board of Directors has determined that it will include an annual Say on Pay vote in its proxy materials until the next non-binding advisory vote on the frequency of holding future non-binding advisory votes on the compensation of the Company's named executive officers. The Company currently intends to hold such vote no later than its 2019 annual meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY PARTNERS BANCORP

Dated: June 25, 2013

	By:	/s/ A. Richard Abrahamian
A Richard Abrahamian
Executive Vice President and Chief Financial Officer